PHL VARIABLE INSURANCE COMPANY

PHLVIC Variable Universal Life Account

Phoenix Benefit Choice VUL ®

SUPPLEMENT DATED MAY 1, 2013

TO THE

PROSPECTUS DATED APRIL 30, 2012, SUPPLEMENTED SEPTEMBER 20, 2012, NOVEMBER 16, 2012,

AND MARCH 6, 2013, AS REVISED MARCH 20, 2013

General Information

This supplement provides current information about your PHL Variable Insurance Company (“Company” and “We”) variable life insurance policy (“policy” and “contract”). As previously disclosed to you in supplements to the prospectus and Statement of Additional Information, the Company is restating certain of its previously issued financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to correct errors in those financial statements (the “Restatement”). An updated prospectus for the policy will not be available until the Restatement is complete and the Company is current with its filings with the SEC. In addition to this supplement, you will receive the updated statutory or summary prospectuses for the underlying funds available through the variable investment options in which your policy value is invested, and the audited financial statements of the separate account funding the policy for the year ended December 31, 2012*. Thereafter, we will send you an updated prospectus for the policy after the Restatement is complete and the Company is current with its filings with the SEC. At that time, the updated Statement of Additional Information regarding the policy, which will contain the Company’s audited financial statements for 2012 prepared in accordance with GAAP will also be available upon request.

This supplement should be read with the prospectus for your policy dated April 30, 2012, as supplemented September 20, 2012, November 16, 2012, and March 6, 2013 as revised March 20, 2013**. This supplement updates or revises certain information contained in the prospectus as previously supplemented, but it is not a replacement for those disclosure materials. As indicated below, sections of this supplement provide new information, or either revise or entirely replace corresponding sections of the prospectus, as supplemented, to reflect updates and other important differences from the information contained in the prospectus as previously supplemented.

Update Regarding the Restatement

As we previously disclosed to you by prospectus supplement, we have determined that our previously issued audited financial statements for the years ended December 31, 2011, 2010 and 2009, which were incorporated by reference into the April 30, 2012 prospectus, and the unaudited financial statements for the quarterly periods ended June 30, 2012, March 31, 2012, September 30, 2011, June 30, 2011, and March 31, 2011, prepared on the basis of GAAP should no longer be relied upon and should be restated because of certain errors in those financial statements.

As disclosed in prior prospectus supplements, the errors to be corrected by the Restatement are not expected to have a material impact on the Company’s financial results prepared in accordance with Statements of Statutory Accounting Principles filed with the state insurance regulators or its risk based capital computations for any of the periods noted.

Update of Restatement Timing

On April 24, 2013, the Company announced that it has made significant progress on its financial statement restatement and will provide further updates on timing and estimated financial impact on or before May 31, 2013. As a result of the delay in completing the Restatement, the Company has not been able to complete the audit of its year-end 2012 financial statements prepared on a GAAP basis, and it believes that it may not be able to timely file its Quarterly Reports on Form 10-Q for the first, second and third quarters of 2013 with the SEC under the Securities Exchange Act of 1934. The Company’s ability to complete the Restatement and resume a timely filing schedule with respect to its SEC filings reflecting the Restatement is subject to a number of contingencies, including but not limited to, whether the Company continues to identify errors in its financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and the periods covered by, the periodic reports that the

*	The audited financial statements of the separate account funding the contract for the year ended December 31, 2012 have been restated to correct errors in the unit value and total return disclosures contained in the financial highlights for certain investment options of the separate account for certain years in the 2008 to 2011 period.

**	The financial highlights in the separate account financial statements which are included in filings we previously made with the Securities and Exchange Commission should no longer be relied upon. You should rely upon the restated financial highlights presented in the audited financial statements of the separate account funding the contract for the period ended December 31, 2012, which you will receive from us.

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Company will have to file with the SEC to reflect the Restatement. Contract owners are cautioned not to rely upon estimated GAAP financial information provided by the Company and its indirect parent, The Phoenix Companies, Inc., since the announcement of the Restatement, but you may rely upon the unaudited 2012 statutory results for the Company.

Additional Information

The Company continues to assess its disclosure controls and procedures and internal control over financial reporting. Management believes that it has currently identified multiple material weaknesses; those weaknesses will be reported in the annual report on Form 10-K for the year ended December 31, 2012 that the Company is required to file with the SEC under the Securities Exchange Act of 1934.

Until the Company completes the Restatement and files amendments to registration statements to include updated financial information and becomes current in SEC reporting requirements, it will continue not to issue any new SEC-registered life insurance policies or annuity contracts. But you may continue to make transactions according to the terms of your policy. Of course, as an insurance company issuing regulated investment products, our ability to continue to accept additional premiums and to process certain other investment transaction requests associated with your policy is subject to the authority of and any actions taken by our regulators, as well as the continuation of our agreements with third parties who provide services essential to your policy.

We know it is important for you to understand how the events related to Restatement may affect you. Although management of the Company continues to believe that the errors which are being corrected in the Restatement should not have any material effect on our ability to perform our obligations to you under your policy, the extensive efforts, significant costs and the lengthy period of time required to prepare the Restatement have created several uncertainties and risks which you should be aware of that could affect the Company. Among other things, the unavailability of the Restatement and the 2012 GAAP audited financial statements has led several rating agencies to place the Company and its affiliates on credit watch or review with negative implications. While there have been no downgrades in our financial strength ratings as of the date of this Supplement, any future rating downgrades could have significant adverse effects on our business, including our ability to distribute our products through unaffiliated third parties, new sales of our products, the persistency of existing customers, and our ability to borrow and to continue our strategy for hedging risks associated with our products. You can obtain our current financial strength ratings, which may change from time to time, at our website, www.phoenixwm.phl.com, under “Investor Relations.” In addition, the ongoing lack of audited GAAP financial statements has created, and likely will continue to create, uncertainties in the market which could affect our ability to do business in the normal course, could lead to regulatory inquiries or litigation, and make it more difficult for management to execute on the strategic and day-to-day management of our business.

• CHANGES TO UNDERLYING FUND NAMES ON THE FIRST PAGE OF THE PROSPECTUS

Certain of the trusts containing underlying funds or the underlying funds themselves have changed or are changing their names. The updated list is shown in the table below and replaces the list on page 1 of your prospectus.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	Invesco V.I. American Franchise Fund – Series I Shares[1]
•	Invesco V.I. Equity and Income Fund – Series II Shares[2]

ALPS Variable Investors Trust (AVIT) – Class II3

•	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
•	Ibbotson Balanced ETF Asset Allocation Portfolio
•	Ibbotson Growth ETF Asset Allocation Portfolio
•	Ibbotson Income and Growth ETF Asset Allocation Portfolio

Calvert Variable Products, Inc. – Class 1

•	Calvert VP S&P MidCap 400 Index Portfolio

DWS Investments VIT Funds – Class A

•	DWS Equity 500 Index VIP
•	DWS Small Cap Index VIP

Federated Insurance Series

•	Federated Fund for U.S. Government Securities II
•	Federated High Income Bond Fund II – Primary Shares
•	Federated Prime Money Fund II

Fidelity® Variable Insurance Products – Service Class

•	Fidelity® VIP Contrafund® Portfolio
•	Fidelity® VIP Growth Opportunities Portfolio
•	Fidelity® VIP Growth Portfolio
•	Fidelity® VIP Investment Grade Bond Portfolio

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Franklin Templeton Variable Insurance Products Trust – Class 2

•	Franklin Income Securities Fund
•	Mutual Shares Securities Fund
•	Templeton Developing Markets Securities Fund
•	Templeton Foreign Securities Fund
•	Templeton Growth Securities Fund

Lord Abbett Series Fund, Inc. – Class VC

•	Lord Abbett Bond-Debenture Portfolio
•	Lord Abbett Growth and Income Portfolio
•	Lord Abbett Mid Cap Stock Portfolio

Neuberger Berman Advisers Management Trust – Class S

•	Neuberger Berman Advisers Management Trust Guardian Portfolio
•	Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio

Oppenheimer Variable Account Funds – Service Shares

•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Fund/VA4
•	Oppenheimer Main Street Small Cap Fund®/VA5

PIMCO Variable Insurance Trust – Advisor Class

•	PIMCO CommodityRealReturn® Strategy Portfolio
•	PIMCO Real Return Portfolio
•	PIMCO Total Return Portfolio

Sentinel Variable Products Trust

•	Sentinel Variable Products Balanced Fund
•	Sentinel Variable Products Bond Fund
•	Sentinel Variable Products Common Stock Fund
•	Sentinel Variable Products Mid Cap Fund
•	Sentinel Variable Products Small Company Fund

Virtus Variable Insurance Trust – Class A Shares6

•	Virtus Capital Growth Series
•	Virtus Growth and Income Series
•	Virtus International Series
•	Virtus Multi-Sector Fixed Income Series
•	Virtus Real Estate Securities Series
•	Virtus Small-Cap Growth Series
•	Virtus Small-Cap Value Series
•	Virtus Strategic Allocation Series

Wanger Advisors Trust

•	Wanger International
•	Wanger International Select
•	Wanger Select
•	Wanger USA

[1]	Name change effective April 29, 2013. Previously known as Invesco Van Kampen V.I. American Franchise Fund.

[2]	Name change effective April 29, 2013. Previously known as Invesco Van Kampen V.I. Equity and Income Fund.

[3]	Name change effective April 30, 2013. Previously known as Financial Investors Variable Insurance Trust.

[4]	Name change effective April 30, 2013. Previously known as Oppenheimer Global Services Fund.

[5]	Name change effective April 30, 2013. Previously known as Oppenheimer Main Street Small- & Mid-Cap Fund®/VA.

[6]	Share class assigned, effective May 1, 2013.

See Appendix A at the end of this supplement for additional information.

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• TOTAL FUND OPERATING EXPENSES (section replaced in its entirety)

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2012, charged by the funds that you may pay indirectly during the time that you own the contract. This table does not reflect any fees that may be imposed by the funds for short-term trading. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.35%	2.24%
Net Annual Fund Operating Expenses[1]	0.35%	1.60%

[1]

Advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2014. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

•	Financial Statements (replaced in its entirety)

The financial statements of PHLVIC Variable Universal Life Account (the “Separate Account”) as of December 31, 2012 and the results of its operations and the changes in its net assets for relevant periods are being sent to you under separate cover in hard copy form.

Also, the annual report for each underlying fund contains additional information about the underlying fund’s historical performance. Earlier this year we sent you the annual report for each underlying fund in which your policy value was then invested through the Separate Account.

Currently, unaudited statutory financial statements are the only financial statements for the Company that are available for the fiscal year ended December 31, 2012. The Company’s unaudited statutory financial statements for the year ended December 31, 2012, as well as for the other years for which the GAAP financial statements are being restated are available on the PNX public website, www.phoenixwm.com at http://phx.corporate-ir.net/phoenix.zhtml?c=97632&p=irol-statstatement. We will also publish subsequent quarterly unaudited statutory financial statements to this website. You may also request copies free of charge by contacting us at 1-800-541-0171. The Company’s unaudited statutory financial statements are not prepared for use by investors and policy owners to make investment decisions. The Company is highlighting the availability of the unaudited statutory financial statements to you since current audited GAAP financial information is not yet available. The Company’s statutory financial statements are not a replacement for GAAP financial information. Variances between the Company’s statutory financial information and GAAP financial information are likely to be material. In the supplement dated March 6, 2013, as revised March 20, 2013, we briefly summarized major differences between statutory accounting practices and GAAP accounting practices.

Any financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account.

•	Policy Guarantees (replaced in its entirety)

Because audited GAAP financial statements for the Company for the year ended December 31, 2012 are not currently available, we remind you that any guarantee under the policy, such as interest credited to the GIA, or any guarantee provided by a rider are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. See also the discussion of risks associated with the restatement process in “Additional Information” above. Useful information about the Company’s financial strength may be found

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on our website, www.phoenixwm.phl.com, located under “Investor Relations.” This website location also includes the Company’s financial strength ratings assigned to us by one or more independent rating organizations, along with each such organization’s view regarding the potential future direction of the Company’s rating over an intermediate period of time.

•	Surrender of Policy and Withdrawals (the following is added to the end of this section)

In addition, withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.

•	Retained Asset Account (replaced in its entirety)

Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you. Unless otherwise provided for under state law, if you do not elect a single lump sum, the proceeds of the death benefit payable to an individual, trust or estate will be applied to the Phoenix Concierge Account (“PCA”), an interest bearing draft account with check writing privileges. The PCA is generally not offered to corporations or similar entities. You may opt out of the PCA at any time by writing a check from the PCA for the full amount of your balance or by calling our Variable and Universal Life Administration Service Center. A supplementary policy may be issued when death benefit proceeds are paid through the PCA.

The PCA is part of the general account of Phoenix Life Insurance Company (“PLIC”), an affiliated insurance company. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the PCA. As part of PLIC’s general account, it is subject to the claims of PLIC’s creditors. PLIC may receive a financial benefit from earnings on amounts left in the PCA. The guarantee of principal is based on the claims-paying ability of PLIC and principal is covered by the state guarantee association. Interest paid on amounts in the PCA is taxable as ordinary income in the year such interest is credited. Amounts in the PCA may become subject to state abandoned and unclaimed property laws. Please consult a tax advisor.

•	New Section: Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in a policy is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

•	PHL Variable-Legal Proceedings (the following is added to the end of this section)

On August 2, 2012, Lima LS PLC, filed a complaint against the Company, Phoenix Life Insurance Company (“PLIC”), PNX, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young, and other unnamed defendants, in the United States District Court for the District of Connecticut (Case No. CV12-01122). The plaintiff alleges that PNX promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on the same. Plaintiff is seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against the lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation is uncertain and any potential losses cannot be reasonably estimated.

On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed a complaint against the Company, PLIC and PNX in the United States District Court for the Central District of California (Case No. CV12-04926). The plaintiffs allege that PNX promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on the same. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. A motion to dismiss has been filed and is pending. By order dated March 28, 2013, the venue of this case has been transferred to the United States District Court for the District of Delaware (Post Transfer Case No. 1:13CV499). We believe we have meritorious defenses against the lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation is uncertain and any potential losses cannot be reasonably estimated.

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On June 6, 2012, one of the reinsurers of the Company provided notice of a claim, seeking relief under two treaties. The relief sought is in an amount currently estimated to be approximately $20 million. The Company established a partial reserve in the third quarter of 2012 and expects the matter to be resolved without material impact on the Company.

•	APPENDIX A – Investment Options (replaced in its entirety)

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and the table of underlying funds in this supplement, above, for a list of the funds available with your product.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio[1,2]	Long term capital appreciation	Fred Alger Management, Inc.
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	To maximize total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio	Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index	Calvert Investment Management, Inc. Subadvisor: Summit Investment Advisors, Inc.
DWS Equity 500 Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc. Subadvisor: Northern Trust Investments, Inc.
DWS Small Cap Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc. Subadvisor: Northern Trust Investments, Inc.
Federated Fund for U.S. Government Securities II	Current income by investing primarily in U.S. government and government agency securities and mortgage-backed securities.	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing in high yield, lower rated corporate bonds	Federated Investment Management Company
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company
Fidelity® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company Subadvisor: FMR Co., Inc.
Fidelity® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management & Research Company Subadvisor: FMR Co., Inc.
Fidelity® VIP Growth Portfolio	Capital appreciation	Fidelity Management & Research Company Subadvisor: FMR Co., Inc.
Fidelity® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company Subadvisor: Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth Securities Fund	Capital appreciation	Franklin Advisers, Inc.
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc.
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc. Subadvisor: Ibbotson Associates, Inc.
Ibbotson Balanced ETF Asset Allocation Portfolio	Capital appreciation and some current income	ALPS Advisors, Inc. Subadvisor: Ibbotson Associates, Inc.
Ibbotson Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc. Subadvisor: Ibbotson Associates, Inc.

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Fund Name	Investment Objective	Investment Advisor / Subadvisor
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Current income and capital appreciation	ALPS Advisors, Inc. Subadvisor: Ibbotson Associates, Inc.
Invesco V.I. Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund[3]	Capital growth	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund[4]	Capital appreciation and current income	Invesco Advisers, Inc.
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2]	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Mutual Shares Securities Fund	Capital appreciation with income as a secondary goal	Franklin Mutual Advisers, LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goal	Neuberger Berman Management LLC Subadvisor: Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth; the Portfolio Manager also may consider a company’s potential for current income prior to selecting it for the Fund.	Neuberger Berman Management LLC Subadvisor: Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation	OFI Global Asset Management, Inc.[5] Subadvisor: OppenheimerFunds, Inc.[5]
Oppenheimer Global Fund/VA6	Seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities	OFI Global Asset Management, Inc.[5] Subadvisor: OppenheimerFunds, Inc.[5]
Oppenheimer Main Street Small Cap Fund® / VA7	Capital appreciation	OFI Global Asset Management, Inc.[5] Subadvisor: OppenheimerFunds, Inc.[5]
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Seeks maximum real return consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments.	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.	Pacific Investment Management Company LLC

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Fund Name	Investment Objective	Investment Advisor / Subadvisor
PIMCO VIT Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities.	Pacific Investment Management Company LLC
Guggenheim VT U.S. Long Short Momentum Fund[1,2]	Seeks long-term capital appreciation.	Guggenheim Investments
Rydex VT Inverse Government Long Bond Strategy Fund[1,2]	Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond.	Guggenheim Investments
Rydex VT Nova Fund[1,2]	Seeks to provide investment results that match the performance of its benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index.	Guggenheim Investments
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets Securities Fund	Long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund	Long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund	Long-term capital growth	Templeton Global Advisors Limited
Virtus Capital Growth Series	Long-term growth of capital.	Virtus Investment Advisers, Inc. Subadvisor: Kayne Anderson Rudnick Investment Management LLC
Virtus Growth & Income Series	Capital appreciation and current income	Virtus Investment Advisers, Inc. Subadvisor: Euclid Advisors LLC
Virtus Multi-Sector Fixed Income Series	Long-term total return	Virtus Investment Advisers, Inc. Subadvisor: New Fleet Asset Management LLC
Virtus Small-Cap Growth Series	Long-term capital growth	Virtus Investment Advisers, Inc. Subadvisor: Kayne Anderson Rudnick Investment Management LLC
Virtus Small-Cap Value Series	Long-term capital appreciation.	Virtus Investment Advisers, Inc. Subadvisor: Kayne Anderson Rudnick Investment Management LLC
Virtus Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Virtus Investment Advisers, Inc. Subadvisor(s): Euclid Advisors LLC (equity portion) and New Fleet Asset Management LLC (fixed income portion)

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Fund Name	Investment Objective	Investment Advisor / Subadvisor
Virtus International Series	High total return consistent with reasonable risk	Virtus Investment Advisers, Inc. Subadvisor: Aberdeen Asset Management Inc.
Virtus Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Virtus Investment Advisers, Inc. Subadvisor: Duff & Phelps Investment Management Company
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, LLC

[1]	This fund was closed to new investors on May 1, 2006.

[2]

Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	Name change effective April 29, 2013. Previously known as Invesco Van Kampen V.I. American Franchise Fund.

[4]	Name change effective April 29, 2013. Previously known as Invesco Van Kampen V.I. Equity and Income Fund.

[5]	Advisor change effective January 1, 2013, from OppenheimerFunds, Inc. to OFI Global Asset Management, Inc. OppenheimerFunds, Inc. became subadvisor.

[6]	Name change effective April 30, 2013. Previously known as Oppenheimer Global Services Fund.

[7]	Name change effective April 30, 2013. Previously known as Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

This supplement should be retained with the Prospectus for future reference. If you have any questions, please contact us at 1-800-541-0171.

This supplement has not been audited by the independent auditors.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to complete the Restatement and resume a timely filing schedule with respect to our SEC filings reflecting the Restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the Restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic and other reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this discussion, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this discussion, such statements or disclosures will be deemed to modify or supersede such statements in this discussion.

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